EXHIBIT 10.A
------------


                            FORSYTH CO, NC    252    FEE: $23.00
                            PRESENTED & RECORDED: 05/01/2003  2:10 PM
                            DICKIE C. WOOD REGISTER OF DEEDS BY: MARSHR
                            STATE OF NC REAL ESTATE EXTX: $3,000.00
                            BK2347 P1487 - P1490






                            TRUSTEE'S DEED



Deed Stamps: $3,000.00



Prepared by:  Elizabeth M. Repetti, Esq.
After recording return to:
Bell, Davis & Pitt, P.A.
P.O. Box 21029
Winston-Salem, NC 27120-1029



NORTH CAROLINA   )
                 )
FORSYTH COUNTY   )



     THIS DEED made this 30th day of April, 2003, by Thomas T. Crumpler, Substitute Trustee, to Winston Tower Main, LLC, Suite 600, One West Fourth Street, Winston-Salem, NC 27101.



                              WITNESSETH:

     That whereas, Wachovia Building Associates, on October 15, 1986, made and executed to John J. Jernigan,, Trustee for American Savings Bank, FSB, a Deed of Trust recorded in Book 1569, Page 877 upon the lands hereinafter described, and whereas the said Wachovia Building Associates, now known as Wachovia Building Associates, L.P., failed to comply with the terms of said Deed of Trust; and whereas Thomas T. Crumpler was duly appointed substitute trustee by instrument recorded in Book 2333, Page 4312; and whereas the said Substitute Trustee in compliance with the terms of said Deed of Trust exposed said lands to public sale to the highest bidder, after due advertisement, on April 16, 2003, at the Forsyth County Courthouse door in Winston-Salem, North Carolina, when and where Winston Tower Main, LLC became the last and highest bidder at the sum of $2,375,000.00. For and in consideration of $875,000.00, from Winston Tower Church, LLC, the bid for Tract 2 and an undivided one-half interest in Tract 3 was assigned to Winston Tower Church, LLC.

     NOW, THEREFORE, for and in consideration of the premises and other valuable consideration to the said Substitute Trustee by the said Winston Tower Main, LLC, the receipt whereof is hereby acknowledged, the said Substitute Trustee does by these presents hereby sell and convey unto the said Winston Tower Main, LLC, and its successors and assigns, the following tract of land lying in Forsyth County, North Carolina and more particularly described as follows:


TRACT 1: FEE SIMPLE
-------------------

Beginning at an iron stake, said iron stake being the Northeast intersection of East Third Street and Main Street, and running thence along the Eastern right of way line of Main Street North 7 degrees 29' 17" West
61.04 feet and North 6 degrees 21' 37" West 140.64 feet to an iron stake, said iron stake being the Southeast intersection of Main Street and East Fourth Street; thence along the Southern right of way line of East Fourth Street North 82 degrees 43' 03" East 185.00 feet to an iron stake, said iron stake being the Southwest intersection of East Fourth Street and Church Street; thence along the Western right of way line of Church Street South 7 degrees 12' 37" East 201.16 feet to an iron stake, said iron stake being the Northwest intersection of Church Street and East Third Street; thence along the Northern right of way line of East Third Street South 82 degrees 33' 53" West 186.79 feet to the point and place of Beginning, same being that City Block bounded by Main, East Fourth, Church and East Third Streets. The above description was derived from plat of survey prepared by John C. Bane and Associates dated January 27, 1977.

Together with that certain grant of easement by the City of Winston-Salem to the Northwest Corporation and the improvements constructed pursuant thereto by grant dated December 17, 1963, recorded in Deed Book 874, page 107.


EASEMENTS
---------

     (a) For the construction and maintenance of vault and other banking facilities and garage space beneath the sidewalk on the east side of Main Street abutting the property described in Tract 1 above, said easement being more particularly described as follows:

BEGINNING at an iron stake at the northeast intersection of East Third Street and Main Street (being the southwest corner of Tract 1 above); running thence South 83 degrees 45' West 6 feet 8-3/8 inches to a point in the Main Street right of way; thence in a northerly direction to a point 8 feet 6 inches South 83 degrees 54' 10" West from the southwest intersection of East Fourth Street and Main Street; thence North 83 degrees 54' 10" East 8 feet 6 inches to the southeast intersection of East Fourth Street and Main Street; thence in a southerly direction with the western property line of Tract 1 above approximately 201 feet 8 inches to the point of Beginning, being a portion of the sidewalk area on the east side of Main Street.

     (b) For the installation and maintenance of an oil tank beneath the sidewalk on the west side of Church Street abutting the property described in Tract 1 above, said easement being more particularly described as follows:

An area adjacent to the east property line of Tract 1 above which fronts on Church Street between East Fourth Street and East Third Street to extend into the right of way of Church Street not more 4 feet and to run for a distance of not more than 30 feet parallel with the west line of Church Street, being a portion of the sidewalk area on the west side of Church Street.

     (c) Together with that certain easement reserved in The Northwest Corporation by deed to the City of City Winston-Salem dated October 11, 1965, recorded in Deed Book 912, page 343, to use and occupy space beneath a strip of land 15 feet in width on the east side of Tract 1 above for vault and other purposes more particularly described as follows:

Beginning at a point, a corner of Tract 1 above, at the intersection of the westerly edge of the sidewalk along the westerly side of Church Street with the southerly edge of the sidewalk along the southerly side of East Fourth Street, at the southwesterly corner of the intersection of Church Street and East Fourth Street; thence in a westerly direction parallel to East Fourth Street for a distance of 15 feet; thence South 6 degrees 01' 30" East 201.14 feet to a point in the northerly edge of the sidewalk along the northerly side of East Third Street; thence in an easterly direction parallel to East Third Street for a distance of 15 feet to a point in the westerly edge of the sidewalk along the westerly side of Church Street; thence North 6 degrees 01' 30" West 201 feet and 2-3/16 inches to the point of Beginning, all as shown on the plat entitled "As-Built Plan of Northwest Corporation Property" prepared by W. Tom Cox, P.E. and dated December 10, 1964, and revised July 1,1965.

Together with an undivided one-half interest in and to the following:

TRACT 2: EASEMENT (Identified as Tract 3 in the Deed of Trust that was foreclosed)

That certain easement agreement entered into by City of Winston-Salem and D.L. Phillips Investment Builders, Inc. by Agreement dated April 19, 1971, and recorded in Deed Book 1114, page 1430, for the construction and maintenance of an elevated enclosed pedestrian walkway over North Church Street, connecting the buildings constructed on Tracts 1 and 2, together with the existing walkway constructed pursuant thereto. Said elevated walkway connects the 4th floor of the Wachovia Building constructed on Tract 1 and the 6th floor of the Phillips Building, constructed on Tract 2. See plans for Office-Computer Building, Job No. 241 prepared by Little, Lee & Associates, Architects-Engineers-Planners, Charlotte, N.C., copy of which can be located in the office of the City of Winston-Salem.


     TO HAVE AND TO HOLD said lands to the said Winston Tower Main, LLC, its successors and assigns, to their use and benefit forever;

     And the said Substitute Trustee covenants that he is seized of said premises and has the right to convey his interest, as Trustee, in the same, and that he will warrant and defend the title to the same insofar as it is her duty to do so by virtue of his said office as Substitute Trustee and no further; subject, however, to any unpaid taxes and special assessments, easements, rights-of-way and restrictions of record, if any, and all encumbrances existing prior to the recording of the above referenced Deed of Trust.

     The property described herein is being conveyed "AS IS, WHERE IS." Except as expressly set forth above, neither the Trustee nor the beneficiary of the Deed of Trust foreclosed, nor the officers, directors, attorneys, employees, agents or authorized representatives of either the Trustee or the beneficiary of the Deed of Trust foreclosed make any representation or warranty relating to the title or any physical, environmental, health or safety conditions existing in, on, at or relating to the property conveyed, and any and all responsibilities or liabilities arising out of or in any way relating to any such condition expressly are disclaimed.

     IN TESTIMONY WHEREOF, the said Substitute Trustee has hereunto set his hand and seal on the date first above written.


                            /s/ THOMAS T. CRUMPLER (SEAL)
                            ------------------------------
                            THOMAS T. CRUMPLER
                            Substitute Trustee




NORTH CAROLINA - FORSYTH COUNTY

     I, a Notary Public of the County and State aforesaid, certify that Thomas T. Crumpler Substitute Trustee, personally appeared before me this day and acknowledged the execution of the foregoing deed of conveyance. Witness my hand and official stamp or seal, this 30th day of April, 2003.


(Seal-Stamp)                /s/ PATTI C. HUFFMAN
                            ------------------------------
                            Notary Public
                            My Commission expires:  1-4-06



The foregoing Certificate of PATTI C. HUFFMAN is certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown hereon.


DICKIE C. WOOD, REGISTER OF DEEDS REGISTER OF DEEDS FOR FORSYTH COUNTY


BY:  < executed signature > Deputy

                            MUTUAL RELEASE


THIS MUTUAL RELEASE ("Release") dated April 30, 2003, is entered into by and between 301 MAIN, LLC, a North Carolina limited liability company ("Owner"), WACHOVIA BUILDING ASSOCIATES, L.P., an Illinois limited partnership, transacting business in North Carolina as WACHOVIA BUILDING ASSOCIATES LIMITED PARTNERSHIP ("Borrower"), and WINSTON TOWER PROPERTIES, LLC, a North Carolina limited liability company (which, together with any successor or assign of the Note is hereinafter referred to as the "Lender").



                               RECITALS


     A. On October 15, 1986, the Borrower, as maker, executed that certain deed of trust note ("Note") in the original principal amount of Twenty-Two Million and No/100 Dollars ($22,000,000.00), payable to the order of American Savings Bank, FSB ("American Savings Bank"),

     B. As security for the payment of the Note, Borrower executed and delivered for the benefit of American Savings Bank that certain Deed of Trust and Security Agreement ("Deed of Trust"), dated October 15, 1986, filed of record in Book 1569, Page 877, of the Forsyth County Registry, said Deed of Trust covering the land and improvements thereon commonly referred to as the Wachovia Bank and Phillips Building (collectively the "Property"), said Property being more fully described in the Deed of Trust, reference to which is made hereof for all purposes.

     C. As further security for the Note, among other things, Borrower executed for the benefit of American Savings Bank that certain Collateral Assignment of Leases and Rents, dated October 15, 1986, and recorded in Book 1569, Page 910, Forsyth County Registry ("Assignment of Leases"), said Assignment of Leases covering all leases affecting the Property.

     D. State Street Bank and Trust Company, as trustee for the Registered Holders of FDIC REMIC Trust 1994-C1 Commercial Mortgage Pass-Through Certificates, Series 1994-C1 ("State Street") became the holder of the Note and the assignee of the Deed of Trust, as further evidenced by that certain Assignment of Deed of Trust, dated July 24, 1994, executed by American Savings Bank, and recorded in Book 1838, Page 4138, Forsyth County Registry.

     E. Winston Tower Properties, LLC, a North Carolina limited liability company (the "Lender") is now the holder of the Note and the assignee of the Deed of Trust as further evidenced by that certain Assignment of Deed of Trust, dated March 14, 2003, executed by State Street and recorded in Book 2331, Page 2886, Forsyth County Registry.

     F. Colliers NC Partners, LLC, d/b/a Colliers Pinkard, has been appointed as receiver for the Property pursuant to the Order dated November 13, 2001, entered in the Superior Court of Forsyth County.

     G. The Note and Deed of Trust and all other documents and instruments acting as security for or executed in connection with the loan evidenced by the Note and Deed of Trust (collectively the "Loan Documents") have been in default. Lender accelerated the principal amount due under the Note and, effective as of the date hereof, has consummated and foreclosure of the Property.

     H. The parties hereto desire to resolve all rights, duties and obligations relating to the Loan Documents and the loan evidenced thereby by providing these reciprocal releases.

     1.    AGREEMENTS OF LENDER.  Lender agrees as follows:

           1.01 Lender hereby acknowledges and states that Borrower and the Owner shall have no personal liability for the loan evidenced by the Loan Documents or for the failure to pay any sum due under the Note, or the Deed of Trust or the failure to perform any of the obligations specified in the Loan Documents, and that the Lender has no claim or cause of action against Borrower and the Owner personally arising out of or in connection with the Loan Documents. Lender hereby further covenants that it will not seek any such recovery under or in connection with the Loan Documents.

           1.02 Lender, on behalf of itself and its successors and assigns, and to the extent that it has any derivative claims that it holds by or through the Receiver, hereby fully, finally and completely, RELEASE and FOREVER DISCHARGE, each of the Borrower and the Owner and their respective predecessors, successors, assigns, affiliates, employees and partners (in any capacity, including, without limitation, any capacity as guarantor), officers, directors, shareholders, affiliates, attorneys, managers, and agents, past, present and future, and their respective heirs, successors and assigns (collectively and individually the "Borrower Released Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, actions, and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, which Lender may now have or claim to have against the Borrower Released Parties arising out of or based upon the Property, or relating to any other event, act, occurrence or matter whatsoever in connection with the transaction evidenced by the Loan Documents.

           1.03 Except as stated in clause 1.02 above, the above release contained in Paragraph 1.02 is intended to be, and is, a full, complete and general release in favor of the Borrower Released Parties, with respect to all claims, demands, actions, causes of action and other matters described in Paragraph 1.02 above including, without limitation, any claims, demands or causes of action based upon allegations of, for, or in connection with, but not limited to, breach of fiduciary duty, breach of any alleged duty of fair dealing or good faith, breach of confidence, undue influence, duress, economic coercion, usury, conflict of interest, intentional tort, negligence, cross negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with partnership governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, fraud, misrepresentation, conspiracy or any other theory, cause of action, occurrence, matter or thing which might give rise to liability upon the Borrower Released Parties arising out of the Loan Documents or the transaction evidenced by the Loan Documents.

           1.04 Lender understands and agrees that the closing occurrences set forth in the Recitals and the foregoing release contained in Paragraph 2.01 are in full satisfaction for the agreements of Lender contained herein and that Lender will receive no further consideration for such release, and agrees not to assert or prosecute any further claims or lawsuits against the Borrower Released Parties, whether specifically named or identified, with respect to any matter covered by Paragraphs 1.02 and
1.03 above. Any and all claims intended to be released as provided above against the Borrower Released Parties and not specifically named or identified are hereby assigned in full to such party hereby intended to be released.


     2. RELEASE OF LENDER. The Borrower Released Parties agree as follows:

           2.01 Except for any claim arising pursuant to the indemnity set out in Section 2 of that certain Agreement dated April 16, 2003, between the Lender and the Borrower (the "Agreement"), the Borrower Released Parties hereby fully, finally and completely RELEASE and FOREVER DISCHARGE Lender and its predecessors, successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Released Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state and federal jurisdiction, and whether or not the economic effect of such alleged matters arise or are discovered in the future, which the Borrower Released Parties now have or may claim to have against Lender Released Parties connected with or relating to the loan evidenced by the Loan Documents, the Property, or relating to any other event, act, occurrence, or matter whatsoever in connection with the transaction evidenced by the Loan Documents.

           2.02 The above release is intended to be, and is, a full, complete and general release in favor of Lender Released Parties with respect to all claims, demands, actions, causes of action and other matters described in Paragraph 2.01 above (specifically excluding, however, claims for which the Lender has agreed to indemnify the Borrower-Released Parties in Section 3 of the Agreement) including, without limitation, any claims, demands or causes of action based upon allegations of, for, or in connection with, but not limited to, breach of fiduciary duty, breach of any alleged duty of fair dealing or good faith, breach of confidence, undue influence, duress, economic coercion, usury, conflict of interest, intentional tort, negligence, gross negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with partnership governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, fraud, misrepresentation, conspiracy or any other theory, cause of action, occurrence, matter or thing which might give rise to liability upon Lender Released Parties, in connection with the transaction evidenced by the Loan Documents.

           2.03 The Borrower Released Parties understand and agree that the foregoing general release is in full satisfaction for the agreement of Lender contained herein and that they will receive no further consideration for such release, and agree not to assert or prosecute any further claims or lawsuits against any party included within the Lender Released Parties, whether specifically named or identified, with respect to any matter covered by Paragraphs 2.01 and 2.02 above. Any and all claims intended to be released as provided above against any party included within the term Lender Released Parties and not specifically named or identified are hereby assigned in full to such party hereby intended to be released.




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                                   4

     IN WITNESS WHEREOF, the parties hereto have duly executed this Release to be effective as of the day of April 30, 2003, although not necessarily executed on such date.


                 OWNER:
                 -----

                 301 MAIN, LLC, a North Carolina limited
                 liability company                     (SEAL)

                 By:  WACHOVIA BUILDING ASSOCIATES, L.P.,
                      an Illinois limited partnership, doing business in North Carolina as WACHOVIA BUILDING
                      ASSOCIATES LIMITED PARTNERSHIP, its sole
                      member

                 By:  JMB INCOME PROPERTIES, LTD.-V,
                      an Illinois limited partnership,
                      General Partner

                      By:   JMB REALTY CORPORATION,
                            a Delaware corporation,
                            Managing General Partner

                            By:   /s/ PAUL C. NIELSEN
                                  ------------------------------
                            Its:  Sr. Vice President



                 BORROWER:
                 --------

                 WACHOVIA BUILDING ASSOCIATES, L.P.,
                 an Illinois limited partnership, doing business in North Carolina as WACHOVIA BUILDING ASSOCIATES
                 LIMITED PARTNERSHIP

                 By:  JMB INCOME PROPERTIES, LTD.-V,
                      an Illinois limited partnership,
                      General Partner


                      By:   JMB REALTY CORPORATION,
                            a Delaware corporation,
                            Managing General Partner

                            By:   /s/ PAUL C. NIELSEN
                                  ------------------------------
                            Its:  Sr. Vice President

                 LENDER:
                 ------

                 WINSTON TOWER PROPERTIES, LLC,
                 A North Carolina Limited Liability Company


                 By:  Magnolia 301 Partners, LLC
                      A North Carolina Limited Liability Company
                      Manager

                      By:   Magnolia Partners, LLC
                            A North Carolina Limited Liability Company
                            Manager


                            By:   Magnolia Capital, LLC
                                  A North Carolina Limited
                                  Liability Company
                                  Manager


                                  By:  /s/ William T. Wilson, III
                                       ---------------------------
                                       William T. Wilson, III
                                       Manager

                            FORSYTH CO, NC    335    FEE: $29.00
                            PRESENTED & RECORDED: 04/15/2003  4:00 PM
                            DICKIE C. WOOD REGISTER OF DEEDS BY:
                            POINDE
                            BK2340 p4507 - p4512







                        SUBORDINATION AGREEMENT




Prepared by:     Elizabeth M. Repetti
Mail to:         Bell Davis & Pitt, P.A.
                 P.O. Box 21029
                 Winston-Salem, NC 27120-1029




NORTH CAROLINA   )
                 )
FORSYTH COUNTY   )



     THIS SUBORDINATION AGREEMENT, dated the 11th day of April, 2003 (the "Agreement") is made by JMB Income Properties, Ltd.-V ("Purchase Money Lender") and William C. Matthews, Jr., Substitute Trustee ("Substitute Trustee"), to and for the benefit of Winston Tower Properties, LLC ("Winston Tower"), successor to American Savings Bank, FSB.



                              WITNESSETH:

     WHEREAS, First Dearborn/Wachovia Limited Partnership ("First Dearborn") heretofore gave to Purchase Money Lender a Note dated July 31, 1986 (the "Purchase Money Note") secured by a Deed of Trust from First Dearborn to Burton W. Glazov, Trustee for the benefit of Purchase Money Lender, dated July 31, 1986, recorded in Book 1556, page 2108 in the Office of the Register of Deeds of Forsyth County, North Carolina (the "Purchase Money Deed of Trust"), upon certain real property described in the Deed of Trust (the "Property"); and

     WHEREAS, First Dearborn conveyed its interest in the Property to Wachovia Building Associates, L.P. ("Borrower"); and

     WHEREAS, Borrower borrowed from American Savings Bank, FSB the sum of Twenty-Two Million and 00/100 Dollars ($22,000,000.00), secured by a Deed of Trust upon the

Property from the Borrower to John J. Jernigan, Esq., trustee for the benefit of American Savings Bank, FSB, dated October 15, 1986, recorded in Book 1569, page 877, in the Office of the Register of Deeds of Forsyth County, North Carolina (the "Winston Tower Deed of Trust"); and

     WHEREAS, by Assignment of Deed of Trust dated July 21, 1994, and recorded on October 21, 1994, in the Office of the Register of Deeds of Forsyth County in Book 1838 at Page 4138, the Federal Deposit Insurance Corporation, as receiver for American Savings Bank, FSB assigned the Winston Tower Deed of Trust to State Street Bank and Trust Company as Trustee for the registered holders of FDIC REMIC Trust 1994-C1, Commercial Mortgage Pass-Through Certificates, Series 1994-C1 ("State Street"); and

     WHEREAS, by Assignment of Mortgage dated March 14, 2003, and recorded on March 18, 2003, in the Office of the Register of Deeds of Forsyth County in Book 2331 at Page 2886, State Street, by and through its attorney in fact, ORIX Capital Markets, LLC, assigned the Winston Tower Deed of Trust to Winston Tower; and

     WHEREAS, Winston Tower is the current holder of the Winston Tower Deed of Trust; and

     WHEREAS, Substitute Trustee was substituted as trustee of the Purchase Money Deed of Trust by instrument recorded in Book 2340 at page 4505 in the Office of the Register of Deeds of Forsyth County, North Carolina; and

     WHEREAS, the Substitute Trustee and the Purchase Money Lender have agreed to subordinate the lien on the Property under the Purchase Money Deed of Trust to the lien of the Winston Tower Deed of Trust.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. The Purchase Money Lender and Substitute Trustee do hereby subordinate the lien of the Purchase Money Deed of Trust to the lien and operation of the Winston Tower Deed of Trust so that following execution, delivery and recording of this Subordination Agreement, the Winston Tower Deed of Trust shall be a lien, encumbrance and charge against the Property which is prior and superior to the lien, encumbrance and charge of the Purchase Money Deed of Trust.

     2. Except as otherwise provided in this Agreement, the terms and provisions of the Purchase Money Deed of Trust shall remain in full force and effect.



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                                   2

     IN TESTIMONY WHEREOF, the Substitute Trustee has set his hand and seal and JMB Income Properties, Ltd.-V., has caused these presents to be signed by its duly authorized corporate officer.


                      PURCHASE MONEY LENDER

                      JMB Income Properties, Ltd.-V
                      An Illinois Limited partnership,
                      General Partner

                      By:   JMB Realty Corporation
                            A Delaware Corporation
                            Managing General Partner


                            By:   /s/ PAUL C. NIELSEN
                                  ------------------------------
                            Its:  Sr. Vice President



                      SUBSTITUTE TRUSTEE:


                      /S/ WILLIAM C. MATTHEWS, JR.            (SEAL)
                      --------------------------------------------
                      William C. Matthews, Jr., Substitute Trustee

STATE OF ILLINOIS

COUNTY OF COOK


     I, Marilyn A. Corbett, a Notary Public of Cook County, State of Illinois, do hereby certify that Paul C. Nielsen personally came before me this day and acknowledged that he is Vice President of JMB Realty Corporation, a Delaware corporation (the "Corporation"), and that by authority duly given, and (a) as the act of the Corporation, and (b) as the act of JMB INCOME PROPERTIES, LTD.-V, an Illinois limited partnership, in which the Corporation is a general partner, the foregoing was executed by himself/herself as Vice President of the Corporation.

     Witness my hand and notarial seal, this 11th day of April, 2003.



                            /s/ MARILYN A. CORBETT
                            ------------------------------
                            Notary Public



My Commission Expires:  2/28/05

[ OFFICIAL SEAL ]




STATE OF NORTH CAROLINA

COUNTY OF WAKE

I, a Notary Public of the County and State aforesaid, certify that William
C. Matthews, Jr., Substitute Trustee, personally came before me this day and acknowledged the execution of the foregoing document. WITNESS my hand and notary seal, THIS THE 11TH DAY OF APRIL, 2003.


[ seal ]

                 /S/ SHARON BRUNDAGE
                 ------------------------------
                 Notary Public



                 My Commission expires:  May 10, 2004

                 STATE OF NC FORSYTH CO.

                 The foregoing certificate(s) of:
                 Marilyn K. Corbett and Sharon Brundage
                 is/are certified to be correct at the state shown on the first page thereof.

                 Dickie C. Wood, Register of Deeds by:
                 [ executed signature ]

                               AGREEMENT

     This AGREEMENT ("Agreement"), dated April 16th, 2003, is entered into by and between 301 MAIN, LLC, a North Carolina limited liability company ("Owner"); WACHOVIA BUILDING ASSOCIATES, L.P., an Illinois limited partnership, transacting business in North Carolina as WACHOVIA BUILDING ASSOCIATES LIMITED PARTNERSHIP ("Borrower"); and WINSTON TOWER PROPERTIES, LLC (which, together with any successors or assigns holding the Note, is hereinafter referred to as the "Lender").


                               RECITALS


     A. On October 15, 1986, the Borrower, as maker, executed that certain deed of trust note ("Note") in the original principal amount of Twenty-Two Million and No/100 00 Dollars ($22,000,000.00), payable to the order of American Savings Bank, FSB ("American Savings Bank").

     B. As security for the payment of the Note, Borrower executed and delivered for the .benefit of American Savings Bank that certain Deed of Trust and Security Agreement ("Deed of Trust"), dated October 15, 1986, filed of record in Book 1569, Page 877, of the Forsyth County Registry, said Deed of Trust covering the land and improvements thereon commonly referred to as the Wachovia Bank and Phillips Building (collectively the "Property"), said Property being more fully described in the Deed of Trust, reference to which is made hereof for all purposes.

     C. As further security for the Note, among other things, Borrower executed for the benefit of American Savings Bank that certain Collateral Assignment of Leases and Rents, dated October 15, 1986, and recorded in Book 1569, Page 910, Forsyth County Registry ("Assignment of Leases"), said Assignment of Leases covering all leases affecting the Property.

     D. State Street Bank and Trust Company, as trustee for the Registered Holders of FDIC REMIC Trust 1994-C1 Commercial Mortgage Pass-Through Certificates, Series 1994-C1 ("State Street") became the holder of the Note and the assignee of the Deed of Trust, as further evidenced by that certain Assignment of Deed of Trust, dated July 24, 1994, executed by American Savings Bank, and recorded in Book 1838, Page 4138, Forsyth County Registry.

     E. Winston Tower Properties, LLC, a North Carolina limited liability company (the "Lender") is now the holder of the Note and the assignee of the Deed of Trust as further evidenced by that certain Assignment of Deed of Trust, dated March 14, 2003, executed by State Street and recorded in Book 2331, Page 2886, Forsyth County Registry.

     F. The Note and Deed of Trust and all other documents and instruments acting as security for or executed in connection with the loan evidenced by the Note and Deed of Trust (collectively the "Loan Documents") are currently in default. State Street accelerated the principal amount due under the Note, and as a result, all principal and accrued but unpaid interest under the Note, is now fully due and payable.

     G. The current fair market value of the Property is less than the total of all amounts outstanding under the Note and the Deed of Trust.

     H. The Property is presently subject to a receivership by the Receiver pursuant to an Order dated November 13, 2001, entered in the Superior Court of Forsyth County.

     I. The parties hereto desire to resolve all rights, duties and obligations relating to the Loan Documents and the loan evidenced thereby by providing for the expeditious foreclosure of the Property through waiver of the foreclosure hearing.


     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the Recitals (which are hereby incorporated into and shall be deemed a part of this Agreement), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:

     1. FORECLOSURE; WAIVER OF HEARING FOR FORECLOSURE. The Borrower and the Owner executed and delivered to Lender a Waiver of Foreclosure Hearing (the "Waiver"), said Waiver being filed in the foreclosure action initiated by Lender in Forsyth County, Special Proceeding Case Number 03 SP
484. In addition, the Borrower and the Owner agree to cooperate in any foreclosure of the Property consummated on or before May 15, 2003, provided that the Borrower and the Owner shall not be required to incur any out-of-pocket expenses in such cooperation. The Lender has initiated and is diligently pursuing foreclosure of the Property, and the foreclosure sale of the Property is currently set for April 16, 2003, at noon.

     2. LIMITED INDEMNITY; INVASIVE TESTING. The Lender hereby agrees to indemnify and hold the Borrower and Owner harmless for any loss, cost or expense arising as a result of any invasive testing or other activities conducted on the Property by the Lender or by contractors engaged by the Lender prior to foreclosure of the Property. The foregoing indemnity shall survive any foreclosure and shall be ongoing whether or not a foreclosure occurs.

     3. RELEASE BY LENDER; RELEASE BY BORROWER AND OWNER. The Lender, the Borrower and the Owner agree to execute the Mutual Release attached hereto as Exhibit "A" on the date any substitute trustee's foreclosure deed is recorded. Such document shall be executed in triplicate prior to the transfer of title and delivered into escrow by the parties to the substitute trustee under the Deed of Trust with instructions to release such originals to the Lender, and the Borrower following the transfer.

     4. NO OBLIGATIONS BY ANY PARTY AFTER MAY 15, 2003. In the event that a substitute trustee's foreclosure deed is not recorded on or before May 15, 2003, then neither the Lender nor the Borrower and the Owner shall have any obligation to execute the Mutual Release described in paragraph 3.


     If a substitute trustee's foreclosure deed is not recorded on or before May 15, 2003, then this Agreement other than the indemnity set out in Section 2 hereof shall lapse and no longer be binding upon the parties; in such event, the parties shall be entitled to pursue whatever rights and remedies they have against the other without regard to any limitations or releases herein set out.

     5. AGREEMENTS OF SUBORDINATE NOTEHOLDER. JMB Income Properties, Ltd.-V, an Illinois limited partnership (the "Subordinate Noteholder"), is the holder of a promissory note dated July 31, 1986, in the principal amount of $10,400,000.00 (the "Subordinate Note"), secured by that certain Deed of Trust dated as of July 31, 1986, and recorded in Book 1556, Page 2108, Forsyth County Registry (the "Subordinate Deed of Trust").


     The Subordinate Noteholder agrees to execute that certain
Subordination Agreement (the "Subordination Agreement") a copy of which is attached hereto and incorporated by reference as Exhibit "B", and such Subordination Agreement shall be recorded in me Forsyth County Registry as soon as practical, and in any event, prior to April 16, 2003, the foreclosure sale date.

     The Subordinate Noteholder further agrees to execute that certain
Deed of Release (the "Deed of Release"), a copy of which is attached hereto and incorporated by reference as Exhibit "C", on or before the date that the trustee's deed is recorded. Such Deed of Release shall be delivered in escrow to Thomas T. Crumpler, substitute trustee, with instructions to file such documents concurrently with recordation of a trustee's deed.


     6. SEVERABILITY OF PROVISIONS. A determination that any provision of this Agreement which is of an immaterial nature is unenforceable or invalid shall not affect the enforceability or validity of any other provision hereof, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     7. BINDING EFFECT. The terms, provisions, representations and warranties herein contained shall inure to the benefit of, and bind the parties hereto and their respective heirs, devisees, representatives, successors and assigns.

     8. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

     9. SOLE AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     10. MISCELLANEOUS. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Captions in this Agreement are intended for convenience only and are not to be considered in interpreting the provisions hereof. The parties agree that time is of the essence with respect to this Agreement.

     11. EXHIBITS AND SCHEDULES. The following schedules or exhibits attached hereto ("Exhibits") shall be deemed to be an integral part of this
Agreement:

           1.    EXHIBIT A - Mutual Release

           2.    EXHIBIT B - Subordination Agreement

           3.    EXHIBIT C - Deed of Release
















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                                   4

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the day of April 16th, 2003, although not necessarily executed on such date.


                 OWNER:
                 -----

                 301 MAIN, LLC, a North Carolina limited
                 liability company                     (SEAL)

                 By:  WACHOVIA BUILDING ASSOCIATES, L.P.,
                      an Illinois limited partnership, doing business in North Carolina as WACHOVIA BUILDING
                      ASSOCIATES LIMITED PARTNERSHIP, its sole
                      member

                      By:   JMB INCOME PROPERTIES, LTD.-V.,
                            an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  Managing General Partner


                                  By:  /s/ PAUL C. NIELSEN
                                       ------------------------------
                                  Its: Sr. Vice President




                 BORROWER:
                 --------

                 WACHOVIA BUILDING ASSOCIATES, L.P.,
                 an Illinois limited partnership, doing business in North Carolina as WACHOVIA BUILDING ASSOCIATES
                 LIMITED PARTNERSHIP

                 By:  JMB INCOME PROPERTIES, LTD.-V.,
                      an Illinois limited partnership,
                      General Partner

                      By:   JMB REALTY CORPORATION.
                            a Delaware corporation,
                            Managing General Partner


                            By:   /s/ PAUL C. NIELSEN
                                  ------------------------------
                            Its:  Sr. Vice President

                 LENDER:
                 ------

                 WINSTON TOWER PROPERTIES, LLC,
                 A North Carolina Limited Liability Company

                 By:  Magnolia 301 Partners, LLC
                      A North Carolina Limited Liability Company
                      Manager

                      By:   Magnolia Partners, LLC
                            A North Carolina Limited Liability Company
                            Manager

                            By:   Magnolia Capital, LLC
                                  A North Carolina Limited Liability
                                  Company
                                  Manager


                                  By:  /s/ WILLIAM T. WILSON, III
                                       ------------------------------
                                       William T. Wilson, III
                                       Manager




                 SUBORDINATE NOTEHOLDER:
                 ----------------------

                 The Subordinate Noteholder joins in this document solely for the purpose of agreeing to the terms and conditions of Paragraph 5 hereof

                 JMB INCOME PROPERTIES, LTD.-V,
                 an Illinois limited partnership,
                 General Partner

                 By:  JMB REALTY CORPORATION,
                      a Delaware corporation,
                      Managing General Partner


                      By:   /s/ PAUL C. NIELSEN
                            ------------------------------

                      Its:  Sr. Vice President

                               EXHIBIT A






                            MUTUAL RELEASE


THIS MUTUAL RELEASE ("Release") dated _________, 2003, is entered into by and between 301 MAIN, LLC, a North Carolina limited liability company ("Owner"), WACHOVIA BUILDING ASSOCIATES, L.P., an Illinois limited partnership, transacting business in North Carolina as WACHOVIA BUILDING ASSOCIATES LIMITED PARTNERSHIP ("Borrower"), and WINSTON TOWER PROPERTIES, LLC, a North Carolina limited liability company (which, together with any successor or assign of the Note is hereinafter referred to as the "Lender").


                               RECITALS


     A. On October 15, 1986, the Borrower, as maker, executed that certain deed of trust note ("Note") in the original principal amount of Twenty-Two Million and No/100 Dollars ($22,000,000.00), payable to the order of American Savings Bank, FSB ("American Savings Bank").

     B. As security for the payment of the Note, Borrower executed and delivered for the benefit of American Savings Bank that certain Deed of Trust and Security Agreement ("Deed of Trust"), dated October 15, 1986, filed of record in Book 1569, Page 877, of the Forsyth County Registry, said Deed of Trust covering the land and improvements thereon commonly referred to as the Wachovia Bank and Phillips Building (collectively the "Property"), said Property being more fully described in the Deed of Trust, reference to which is made hereof for all purposes.

     C. As further security for the Note, among other things, Borrower executed for the benefit of American Savings Bank that certain Collateral Assignment of Leases and Rents, dated October 15, 1986, and recorded in Book 1569, Page 910, Forsyth County Registry ("Assignment of Leases"), said Assignment of Leases covering all leases affecting the Property.

     D. State Street Bank and Trust Company, as trustee for the Registered Holders of FDIC REMIC Trust 1994-C1 Commercial Mortgage Pass-Through Certificates, Series 1994-C1 ("State Street") became the holder of the Note and the assignee of the Deed of Trust, as further evidenced by that certain Assignment of Deed of Trust, dated July 24, 1994, executed by American Savings Bank, and recorded in Book 1838, Page 4138, Forsyth County Registry.

     E. Winston Tower Properties, LLC, a North Carolina limited liability company (the "Lender") is now the holder of the Note and the assignee of the Deed of Trust as further evidenced by that certain Assignment of Deed of Trust, dated March 14, 2003, executed by State Street and recorded in Book 2331, Page 2886, Forsyth County Registry.

     F. Colliers NC Partners, LLC, d/b/a Colliers Pinkard, has been appointed as receiver for the Property pursuant to the Order dated November 13, 2001, entered in the Superior Court of Forsyth County.

     G. The Note and Deed of Trust and all other documents and instruments acting as security for or executed in connection with the loan evidenced by the Note and Deed of Trust (collectively the "Loan Documents") have been in default. Lender accelerated the principal amount due under the Note and, effective as of the date hereof, has consummated and foreclosure of the Property.

     H. The parties hereto desire to resolve all rights, duties and obligations relating to the Loan Documents and the loan evidenced thereby by providing these reciprocal releases.

     1.    AGREEMENTS OF LENDER.  Lender agrees as follows:

           1.01 Lender hereby acknowledges and states that Borrower and the Owner shall have no personal liability for the loan evidenced by the Loan Documents or for me failure to pay any sum due under the Note, or the Deed of Trust or the failure to perform any of the obligations specified in the Loan Documents, and that the Lender has no claim or cause of action against Borrower and the Owner personally arising out of or in connection with the Loan Documents. Lender hereby further covenants that it will not seek any such recovery under or in connection with the Loan Documents.

           1.02 Lender, on behalf of itself and its successors and assigns, and to the extent that it has any derivative claims that it holds by or through the Receiver, hereby fully, finally and completely, RELEASE and FOREVER DISCHARGE, each of the Borrower and the Owner and their respective predecessors, successors, assigns, affiliates, employees and partners (in any capacity, including, without limitation, any capacity as guarantor), officers, directors, shareholders, affiliates, attorneys, managers, and agents, past, present and future, and their respective heirs, successors and assigns (collectively and individually the "Borrower Released Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, actions, and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, which Lender may now have or claim to have against the Borrower Released Parties arising out of or based upon me Property, or relating to any other event, act, occurrence or matter whatsoever in connection with the transaction evidenced by the Loan Documents.

           1.03 Except as stated in clause 1.02 above, the above release contained in Paragraph 1.02 is intended to be, and is, a full, complete and general release in favor of the Borrower Released Parties, with respect to all claims, demands, actions, causes of action and other matters described in Paragraph 1.02 above including, without limitation, any claims, demands or causes of action based upon allegations of, for, or in connection with, but not limited to, breach of fiduciary duty, breach of any alleged duty of fair dealing or good faith, breach of confidence, undue influence, duress, economic coercion, usury, conflict of interest, intentional tort, negligence, cross negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with partnership governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, fraud, misrepresentation, conspiracy or any other theory, cause of action, occurrence, matter or thing which might give rise to liability upon the Borrower Released Parties arising out of the Loan Documents or the transaction evidenced by the Loan Documents.

           1.04 Lender understands and agrees that the closing occurrences set forth in the Recitals and the foregoing release contained in Paragraph 2.01 are in full satisfaction for the agreements of Lender contained herein and that Lender will receive no further consideration for such release, and agrees not to assert or prosecute any further claims or lawsuits against the Borrower Released Parties, whether specifically named or identified, with respect to any matter covered by Paragraphs 1.02 and
1.03 above. Any and all claims intended to be released as provided above against the Borrower Released Parties and not specifically named or identified are hereby assigned in full to such party hereby intended to be released.

     2. RELEASE OF LENDER. The Borrower Released Parties agree as follows:

           2.01 Except for any claim arising pursuant to the indemnity set out in Section 2 of that certain Agreement dated April 16, 2003, between the Lender and the Borrower (the "Agreement"), the Borrower Released Parties hereby fully, finally and completely RELEASE and FOREVER DISCHARGE Lender and its predecessors, successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Released Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state and federal jurisdiction, and whether or not the economic effect of such alleged matters arise or are discovered in the future, which the Borrower Released Parties now have or may claim to have against Lender Released Parties connected with or relating to the loan evidenced by the Loan Documents, the Property, or relating to any other event, act, occurrence, or matter whatsoever in connection with the transaction evidenced by the Loan Documents.

           2.02 The above release is intended to be, and is, a full, complete and general release in favor of Lender Released Parties with respect to all claims, demands, actions, causes of action and other matters described in Paragraph 2.01 above (specifically excluding, however, claims for which the Lender has agreed to indemnify the Borrower-Released Parties in Section 3 of the Agreement) including, without limitation, any claims, demands or causes of action based upon allegations of, for, or in connection with, but not limited to, breach of fiduciary duty, breach of any alleged duty of fair dealing or good faith, breach of confidence, undue influence, duress, economic coercion, usury, conflict of interest, intentional tort, negligence, gross negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with partnership governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, fraud, misrepresen-tation, conspiracy or any other theory, cause of action, occurrence, matter or thing which might give rise to liability upon Lender Released Parties, in connection with the transaction evidenced by the Loan Documents.

           2.03 The Borrower Released Parties understand and agree that the foregoing general release is in full satisfaction for the agreement of Lender contained herein and that they will receive no further consideration for such release, and agree not to assert or prosecute any further claims or lawsuits against any party included within the Lender Released Parties, whether specifically named or identified, with respect to any matter covered by Paragraphs 2.01 and 2.02 above. Any and all claims intended to be released as provided above against any party included within the term Lender Released Parties and not specifically named or identified are hereby assigned in full to such party hereby intended to be released.






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                                   4

     IN WITNESS WHEREOF, the parties hereto have duly executed this Release to be effective as of the day of___________, 2003, although not necessarily executed on such date.


                 OWNER:
                 -----

                 301 MAIN, LLC, a North Carolina limited
                 liability company                     (SEAL)

                 By:  WACHOVIA BUILDING ASSOCIATES, L.P.,
                      an Illinois limited partnership, doing business in North Carolina as WACHOVIA BUILDING
                      ASSOCIATES LIMITED PARTNERSHIP, its sole
                      member

                      By:   JMB INCOME PROPERTIES, LTD.-V,
                            an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  Managing General Partner


                                  By:  /s/ PAUL C. NIELSEN
                                       ------------------------------
                                  Its: Sr. Vice President



                 BORROWER:
                 --------

                 WACHOVIA BUILDING ASSOCIATES, L.P.,
                 an Illinois limited partnership, doing business in North Carolina as WACHOVIA BUILDING ASSOCIATES
                 LIMITED PARTNERSHIP

                 By:  JMB INCOME PROPERTIES, LTD.-V.,
                      an Illinois limited partnership,
                      General Partner

                      By:   JMB REALTY CORPORATION.
                            a Delaware corporation,
                            Managing General Partner.

                            By:   /s/ PAUL C. NIELSEN
                                  ------------------------------
                            Its:  Sr. Vice President

                 LENDER:
                 ------


                 WINSTON TOWER PROPERTIES; LLC,
                 A North Carolina Limited Liability Company

                 By:  Magnolia 301 Partners, LLC
                      A North Carolina Limited Liability Company
                      Manager

                      By:   Magnolia Partners, LLC
                            A North Carolina Limited Liability Company
                            Manager

                            By:   Magnolia Capital, LLC
                                  A North Carolina Limited
                                  Liability Company
                                  Manager


                                  By:  [ executed signature ]
                                       ------------------------------
                                       William T. Wilson, III
                                       Manager

                               EXHIBIT B


                                  FORSYTH CO, NC    335    FEE: $29.00
                                  PRESENTED & RECORDED: 4/15/2003 4:00 PM
                                  DICKIE C. WOOD REGISTER OF DEEDS BY:
                                  POINDE
                                  BK2340 P4507 - P4512








                        SUBORDINATION AGREEMENT


Prepared by:     Elizabeth M. Repetti
Mail to:         Bell Davis & Pitt, P.A.
                 P.O. Box 21029
                 Winston-Salem, NC 27120-1029



NORTH CAROLINA   )
                 )
FORSYTH COUNTY   )


     THIS SUBORDINATION AGREEMENT, dated the 11th day of April. 2003 (the "Agreement") is made by JMB Income Properties, Ltd.-V ("Purchase Money Lender") and William C. Matthews, Jr., Substitute Trustee ("Substitute Trustee"), to and for the benefit of Winston Tower Properties, LLC ("Winston Tower"), successor to American Savings Bank. FSB.



                                  WITNESSETH:


     WHEREAS, First Dearborn/Wachovia Limited Partnership ("First Dearborn") heretofore gave to Purchase Money Lender a Note dated July 31, 1986 (the "Purchase Money Note") secured by a Deed of Trust from First Dearborn to Burton W. Glazov, Trustee for the benefit of Purchase Money Lender, dated July 31, 1986, recorded in Book 1556, page 2108, in the Office of the Register of Deeds of Forsyth County, North Carolina (the "Purchase Money Deed of Trust"), upon certain real property described in the Deed of Trust (the "Property"); and

     WHEREAS, First Dearborn conveyed its interest in the Property to Wachovia Building Associates, L.P. ("Borrower"); and

     WHEREAS, Borrower borrowed from American Savings Bank, FSB, the sum of Twenty-Two Million and 00/100 Dollars ($22,000,000.00), secured by a Deed of Trust upon the

Property from the Borrower to John J. Jernigan, Esq., trustee for the benefit of American Savings Bank, FSB, dated October 15, 1986, recorded in Book 1569, page 877, in the Office of the Register of Deeds of Forsyth County, North Carolina (the "Winston Tower Deed of Trust"); and

     WHEREAS, by Assignment of Deed of Trust dated July 21, 1994, and recorded on October 21,1994, in the Office of the Register of Deeds of Forsyth County in Book 1838 at Page 4138, the Federal Deposit Insurance Corporation, as receiver for American Savings Bank, FSB, assigned the Winston Tower Deed of Trust to State Street Bank and Trust Company, as Trustee for the registered holders of FDIC REMIC Trust 1994-C1, Commercial Mortgage Pass-Through Certificates, Series 1994-C1 ("State Street"); and

     WHEREAS, by Assignment of Mortgage dated March 14, 2003, and recorded on March 18, 2003, in the Office of the Register of Deeds of Forsyth County in Book 2331 at Page 2886, State Street, by and through its attorney in fact, ORIX Capital Markets, LLC, assigned the Winston Tower Deed of Trust to Winston Tower; and


     WHEREAS, Winston Tower is the current holder of the Winston Tower Deed of Trust; and

     WHEREAS, Substitute Trustee was substituted as trustee of the Purchase Money Deed of Trust by instrument recorded in Book 2340, at page 4505 in the Office of the Register of Deeds of Forsyth County, North Carolina; and

     WHEREAS, the Substitute Trustee and the Purchase Money Lender have agreed to subordinate the lien on the Property under the Purchase Money Deed of Trust to the lien of the Winston Tower Deed of Trust.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. The Purchase Money Lender and Substitute Trustee do hereby subordinate the lien of the Purchase Money Deed of Trust to the lien and operation of the Winston Tower Deed of Trust so that following execution, delivery and recording of this Subordination Agreement, the Winston Tower Deed of Trust shall be a lien, encumbrance and charge against the Property which is prior and superior to the lien, encumbrance and charge of the Purchase Money Deed of Trust.

     2. Except as otherwise provided in this Agreement, the terms and provisions of the Purchase Money Deed of Trust shall remain in full force and effect.




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                                   2

     IN TESTIMONY WHEREOF, the Substitute Trustee has set his hand and seal and JMB Income Properties, Ltd.-V., has caused these presents to be signed by its duly authorized corporate officer.


                 PURCHASE MONEY LENDER

                 JMB Income Properties, Ltd.-V
                 An Illinois Limited partnership,
                 General Partner

                 By:  JMB Realty Corporation
                      A Delaware Corporation
                      Managing General Partner

                      By:   /s/ PAUL C. NIELSEN
                            ------------------------------
                      Its:  Sr. Vice President



                 SUBSTITUTE TRUSTEE:

                 /s/ WILLIAM C. MATTHEWS, JR.                 (SEAL)
                 --------------------------------------------
                 William C. Matthews, Jr., Substitute Trustee

STATE OF ILLINOIS

COUNTY OF COOK




     I, Marilyn A. Corbett, a Notary Public of Cook County, State of Illinois, do hereby certify that Paul C. Nielsen personally came before me this day and acknowledged that he is Sr. Vice President of JMB Realty Corporation, a Delaware corporation (the "Corporation"), and that by authority duly given, and (a) as the act of the Corporation, and (b) as the act of JMB INCOME PROPERTIES, LTD.-V, an Illinois limited partnership, in which the Corporation is a general partner, the foregoing was executed by himself/herself as Vice President of the Corporation.

     Witness my hand and notarial seal, this 11th day of April, 2003.


                            /s/ MARILYN A. CORBETT
                            ------------------------------
                            Notary Public


My Commission Expires:  2/28/05



[ OFFICIAL SEAL ]




STATE OF NORTH CAROLINA

COUNTY OF WAKE

I, a Notary Public of the County and State aforesaid, certify that William
C. Matthews, Jr., Substitute Trustee, personally came before me this day and acknowledged the execution of the foregoing document. WITNESS my hand and notary seal, this the 11th day of April, 2003.


[ OFFICIAL SEAL ]           /S/ SHARON BRUNDAGE
                            ------------------------------
                            Notary Public


                            By Commission Expires:  May 10, 2004


                            STATE OF NC FORSYTH CO.

                            The foregoing certificate(s) of:
                            Marilyn K. Corbett and Sharon Brundage
                            is/are certified to be correct at the state shown on the first page thereof.

                            Dickie C. Wood, Register of Deeds by:
                            [ executed signature ]

                               EXHIBIT C






Drafted by and Return to Kimberly S. Justus of Womble Carlyle Sandridge & Rice, PLLC
P.O. Box 831, Raleigh, North Carolina 27602


                            DEED OF RELEASE



NORTH CAROLINA

FORSYTH COUNTY


     THIS DEED OF RELEASE, made this 14th day of April, 2003, by William
C. Matthews, Jr., as Substitute Trustee under that certain Substitution of Trustee, recorded in Book 2340, Page 4505, Forsyth County Registry (the "Substitute Trustee"), and JMB Income Properties, Ltd.-V., an Illinois limited partnership (the "Lender"), to 301 Main, LLC, a North Carolina limited liability company, the present owner of the Property (as hereinafter defined);



                              WITNESSETH:


     WHEREAS, First Dearborn/Wachovia Limited Partnership, a limited partnership (the "Grantee") executed that certain Deed of Trust, recorded in Book 1556, Page 2108, in the Office of the Register of Deeds of Forsyth County (the "Deed of Trust"), North Carolina, to the Substitute Trustee, to secure the payment of a note or notes (the "Note") to the Lender; and

     WHEREAS, the Substitute Trustee and the Lender have agreed, at the request of the grantors in the Deed of Trust, to release from the lien of the Deed of Trust so much of the land therein conveyed as is hereinafter described;

     NOW, THEREFORE, the Substitute Trustee and the Lender, for One Dollar and other considerations, do hereby remise, release and forever quitclaim unto the Grantee, its successors or assigns, all right, title and interest which they, or either of them, may have in the following described lot or parcel of land lying and being in County of Forsyth, and State of North Carolina, and more particularly described on EXHIBIT A attached hereto and incorporated herein by reference (the "Property");

     TO HAVE AND TO HOLD the hereinabove-described land and premises to the Grantee, its successors or assigns, free and discharged from the lien of the Deed of Trust. This deed of














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


release shall affect only the title to the land herein described, and as to the remainder of the land described in the Deed of Trust the lien shall remain in full force and effect.

     The release of the land hereinabove described shall not result in the discharge by the Lender of any person or party to the Note secured by the Deed of Trust.


     IN WITNESS WHEREOF, each of the Substitute Trustee and the Lender has caused this deed of release to be executed.



                 SUBSTITUTE TRUSTEE


                 /S/ WILLIAM C. MATTHEWS, JR.
                 ------------------------------
                 William C. Matthews, Jr.



                 LENDER:

                 JMB INCOME PROPERTIES, LTD.-V,
                 an Illinois limited partnership,
                 General Partner

                 By:  JMB REALTY CORPORATION,
                      A Delaware corporation,
                      Managing General Partner


                      By:   /s/ PAUL C. NIELSEN
                            ------------------------------

                      Its:  Sr. Vice President
































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


STATE OF NORTH CAROLINA

COUNTY OF WAKE



     I, Sharon Brundage, a Notary Public of Wake County, State of North Carolina, do hereby certify that William C. Matthews, Jr., Substitute Trustee, personally came before me this day and acknowledged the due execution of the foregoing instrument.

     WITNESS my hand and notarial seal, this 23rd day of April, 2003.


                            /s/ Sharon Brundage
                            ------------------------------
                            Notary Public


My commission expires:  May 10, 2004

[ OFFICIAL SEAL ]





STATE OF ILLINOIS.
COUNTY OF COOK

     I, Marilyn A. Corbett, a Notary Public of Cook County, State of Illinois, do hereby certify that Paul C. Nielsen personally came before me this day and acknowledged that he is the Sr. Vice President of JMB Realty Corporation, a Delaware corporation (the "Corporation"), and that by authority duly given, and (a) as the act of the Corporation, and (b) as the act of JMB INCOME PROPERTIES, LTD.-V., an Illinois limited partnership, in which the Corporation is a general partner, the foregoing was executed by himself/herself as Vice President of the Corporation.

     WITNESS my hand and notarial seal, this 14th day of April, 2003.



                            /s/ Marilyn A. Corbett
                            ------------------------------
                            Notary Public


My commission expires:  2/28/05

[ OFFICIAL SEAL ]



















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


                                  Ticor Title Insurance Company
                                  Commitment No. 5-0174-DW
                                  Item 4, Schedule A, Page 1


                               EXHIBIT A
                               ---------

TRACT 1:  FEE SIMPLE
--------------------

Beginning at an iron stake, said iron stake being the Northeast intersection of East Third Street and Main Street, and running thence along the Eastern right of way line of Main Street North 7 degrees 29' 17" West
61.04 feet and North 6 degrees 21' 37" West 140.64 feet to an iron stake, said iron stake being the Southeast intersection of Main Street and East Fourth Street; thence along the Southern right of way line of East Fourth Street North 82 degrees 43' 03" East 185.00 feet to an iron stake, said iron stake being the Southwest intersection of East Fourth Street and Church Street; thence along the Western right of way line of Church Street South 7 degrees 12' 37" East 201.16 feet to an iron stake, said iron stake being the Northwest intersection of Church Street and East Third Street; thence along the Northern right of way line of East Third Street South 82 degrees 33' 53" West 186.79 feet to the point and place of Beginning, same being that City Block bounded by Main, East Fourth, Church and East Third Streets. The above description was derived from plat of survey prepared by John C. Bane and Associates dated January 27, 1977.

Together with that certain grant of easement by the City of Winston-Salem to the Northwest Corporation and the improvements constructed pursuant thereto by grant dated December 17, 1963, recorded in Deed Book 874, page 107.

EASEMENTS
---------

     (a) For the construction and maintenance of vault and other banking facilities and garage space beneath the sidewalk on the east side of Main Street abutting the property described in Tract 1 above, said easement being more particularly described as follows:

           BEGINNING at an iron stake at the northeast intersection of East Third Street and Main Street (being the southwest corner of Tract 1 above); running thence South 83 degrees 45' West 6 feet 8-3/8 inches to a point in the Main Street right of way; thence in a northerly direction to a point 8 feet 6 Inches South 83 degrees 54' 10" West from the southeast Intersection of East Fourth Street and Main Street; thence North 83 degrees 54' 10" East 8 feet 6 inches to the southeast intersection of East Fourth Street and Main Street; thence in a southerly direction with the western property line of Tract 1 above approximately 201 feet 8 inches to the point of Beginning, being a portion of the sidewalk area on the east side of Main Street.

     (b) For the installation and maintenance of an oil tank beneath the sidewalk on the west side of Church Street abutting the property described in Tract 1 above, said easement being more particularly described as follows:

           An area adjacent to the east property line of Tract 1 above which fronts on Church Street between East Fourth Street and East Third Street to extend into the right of way of Church Street not more than 4 feet and to run for a distance of not more than 30 feet parallel with the west line of Church Street, being a portion of the sidewalk area on the west side of Church Street.

     (c) Together with that certain easement reserved in The Northwest Corporation by deed to the City of Winston-Salem dated October 11, 1965, recorded in Deed Book 912, page 343, to use and occupy space beneath a strip of land 15 feet in width on the east side of Tract 1 above for vault and other purposes more particularly described as follows:

                                  Ticor Title Insurance Company
                                  Commitment No. 5-0174-DW
                                  Item 4, Schedule A, Page 2

           Beginning at a point, a corner of Tract 1 above, at the intersection of the westerly edge of the sidewalk along the westerly side of Church Street with the southerly edge of the sidewalk along the southerly side of East Fourth Street, at the southwesterly corner of the intersection of Church Street and East Fourth Street; thence in a westerly direction parallel to East Fourth Street for a distance of 15 feet; thence South 6 degrees 01' 30" East 201.14 feet to a point in the northerly edge of the sidewalk along the northerly side of East Third Street; thence in an easterly direction parallel to East Third Street for a distance of 15 feet to a point in the westerly edge of the sidewalk along the westerly side of Church Street; thence North 6 degrees 01' 30" West 201 feet and 2-3/16 inches to the point of Beginning, all as shown on the plat entitled "As-Built Plan of Northwest Corporation Property" prepared by W. Tom Cox, P.E. and dated December 10, 1964, and revised July 1, 1965.

     TRACT 2:  FEE SIMPLE
     --------------------

     Beginning at the southwest corner of the intersection of East Fourth and North Chestnut Streets and running thence along the western margin of North Chestnut Streets, South 07 degrees 41' 03" East 183.24 feet to a point, the northwest corner of the intersection of North Chestnut Street and the new northern margin of East Third Street; thence along the new northern margin of East Third Street South 82 degrees 13' 08" West 271.41 feet to a point, the northeast corner of the intersection of the new northern margin of East Third Street and the new eastern margin of North Church Street; thence, along the new eastern margin of North Church Street North 7 degrees 12" 37" West 185.38 feet to a point, the southeast corner of the intersection of the new eastern margin of North Church Street and the southern margin of East Fourth Street; thence, along the southern margin of East Fourth Street; North 82 degrees 40' 22" East 269.88 feet to the Beginning, same being that City Block bounded by North Chestnut, East Fourth, North Church and East Third Streets. The above description is derived from plat of survey prepared by John C. Bane and Associates dated January 27, 1977.

     (a) Together with that certain easement agreement dated October 20, 1969, between the City of Winston-Salem and D. L. Phillips Investment Builders, Inc., and the improvements constructed pursuant thereto recorded in Deed of Trust Book 1040, page 691 for the construction and maintenance of the exterior walls of the building upon Tract 2 above to extend into the air space above the public street and sidewalk right of way a maximum of 18 inches on all four sides of said building. For a more particular description see nap on file in the Office of the Director of Public Works of the City of Winston-Salem, which map is entitled "Computer-Office Building, Winston-Salem, North Carolina, Site Plan, Job No. 241, Sheet 1" prepared by Cameron Little and Associates, Engineers-Planners, Charlotte, North Carolina.

     TRACT 3;  EASEMENT
     ------------------

     That certain easement agreement entered into by City of Winston-Salem and D.L. Phillips Investment Builders, Inc., by Agreement dated April 19, 1971, and recorded in Deed Book 1114, page 1430, for the construction and maintenance of an elevated, enclosed pedestrian walkway over North Church Street, connecting the buildings constructed on Tracts 1 and 2, together with the existing walkway constructed pursuant thereto. Said elevated walkway connects the 4th floor of the Wachovia Building constructed on Tract 1 and the 6th floor of the Phillips Building, constructed on Tract 2.

See plans for Office-Computer Building, Job No. 241 prepared by Little, Lee & Associates, Architects-Engineers-Planners, Charlotte, N.C., copy of which can be located in the offices of the City of Winston-Salem.